Exhibit 99.1
JUNE 2023 2Q23 CAPITAL MARKETS PRESENTATION

SAFE HARBOR COMMENTS FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking” statements related to O-I Glass, Inc. (“O-I Glass” or the “Company”) within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 27A of the Securities Act of 1933, as amended. Forward-looking statements reflect the Company’s current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” and the negatives of these words and other similar expressions generally identify forward-looking statements. It is possible that the Company’s future financial performance may differ from expectations due to a variety of factors including, but not limited to, the following: (1) the general political, economic and competitive conditions in markets and countries where the Company has operations, including uncertainties related to economic and social conditions, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, changes in tax rates and laws, war, civil disturbance or acts of terrorism, natural disasters, and weather, (2) cost and availability of raw materials, labor, energy and transportation (including impacts related to the current conflict between Russia and Ukraine and disruptions in supply of raw materials caused by transportation delays), (3) the impact of the COVID-19 pandemic and the various governmental, industry and consumer actions related thereto, (4) competitive pressures, consumer preferences for alternative forms of packaging or consolidation among competitors and customers, (5) the Company’s ability to improve its glass melting technology, known as the MAGMA program, and implement it within the timeframe expected, (6) unanticipated operational disruptions, including higher capital spending, (7) the failure of the Company’s joint venture partners to meet their obligations or commit additional capital to the joint venture, (8) the Company’s ability to manage its cost structure, including its success in implementing restructuring or other plans aimed at improving the Company’s operating efficiency and working capital management, and achieving cost savings, (9) the Company’s ability to acquire or divest businesses, acquire and expand plants, integrate operations of acquired businesses and achieve expected benefits from acquisitions, divestitures or expansions, (10) the Company’s ability to generate sufficient future cash flows to ensure the Company’s goodwill is not impaired, (11) the Company’s ability to achieve its strategic plan, (12) unanticipated expenditures with respect to data privacy, environmental, safety and health laws, (13) the ability of the Company and the third parties on which it relies for information technology system support to prevent and detect security breaches related to cybersecurity and data privacy, (14) changes in capital availability or cost, including interest rate fluctuations and the ability of the Company to refinance debt on favorable terms, (15) foreign currency fluctuations relative to the U.S. dollar, (16) changes in tax laws or U.S. trade policies, (17) risks related to recycling and recycled content laws and regulations, (18) risks related to climate-change and air emissions, including related laws or regulations and increased environmental, social and governance (“ESG”) scrutiny and changing expectations from stakeholders and the other risk factors discussed in the Company's filings with the Securities and Exchange Commission. It is not possible to foresee or identify all such factors. Any forward-looking statements in this document are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward-looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. While the Company continually reviews trends and uncertainties affecting the Company’s results of operations and financial condition, the Company does not assume any obligation to update or supplement any particular forward-looking statements contained in this document.

3 AT A GLANCE #1 69 factories 19 countries ATTRACTIVE PRODUCT PORTFOLIO 33% beer 21% wine 17% food 15% NAB 14% spirits GLASS IS THE MOST SUSTAINABLE PACKAGE all natural, endlessly recyclable, NEVER trash Note: based on 2022 data MAGMA reimagines glass making to support customer aspirations and enable profitable growth DIVERSE CUSTOMER BASE 6,000+ direct customers DEDICATED & ENGAGED TEAM 24,000+ associates UN PAR ALLELED PRODUC T I ON N ET WOR K LEADER IN GLASS PACKAGING $6.9 billion in net sales

4 ATTRACTIVE INVESTMENT OPPORTUNITY IMPROVE PERFORMANCE AND REDUCE RISK Resolve Legacy Liabilities and Improve the Balance Sheet PROFITABLE GROWTH Strongest Glass Fundamentals in 20+ yrs AGILE EXECUTION Bold Transformation and Delivering on Commitments BREAKTHROUGH INNOVATION MAGMA Creates a New Paradigm for Glass SUSTAINABILITY Glass is Set to Win in the New Green Economy

5 IMPROVE PERFORMANCE AND REDUCE RISK 1.22 1.83 2.30 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 2020 2021 2022 2023 Guidance aEPS 3.05-3.25 HIGHER EARNINGS LOWER FINANCIAL LEVERAGE 1 < 3.0 Consistent Earnings and Balance Sheet Improvement 5.5 4.4 3.5 2.5 0.0 1.0 2.0 3.0 4.0 5.0 6.0 2020 2021 2022 2023 Guidance Longer Term Target Financial Leverage 1 1 Management defines Financial Leverage as the sum of total debt less cash, plus Support for Paddock and unfunded pension liability divided by Adjusted EBITDA. See the appendix for further disclosure. 2.5 As of 4/25/23 As of 4/25/23

INCREASE COST COMPETITIVENESS OPTIMIZE BUSINESS PORTFOLIO AND STRUCTURE INCREASE SUPPLY CHAIN EFFICIENCY ENABLE A MORE FLEXIBLE, SCALABLE AND SUSTAINABLE PRODUCTION CAPABILITY BUILD A SIMPLE, AGILE AND EFFECTIVE ORGANIZATION AGILE EXECUTION BOLD TRANSFORMATION AND DELIVERING ON COMMITMENTS 6

7 PROFITABLE GROWTH Solid Long-Term Fundamentals Despite Recent Softening 3.2% 2.1% 1.3% 3.2% 2.0% 1.7% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% LatAm Europe North America CAGR 2023 - 2026 Glass All Packaging (SOURCE: EUROMONITOR PER UNIT CONSUMPTION PROJECTIONS) PROJECTED GLASS GROWTH 2023-2026 0.6% -1.4% -0.4% -4.0% 5.3% 1.1% 1.8% 0.8% 1.5% -3.0% 6.2% 1.4% -6% -4% -2% 0% 2% 4% 6% 8% 2017 2018 2019 2020 2021 2022 O-I VOLUME GROWTH (IN TONS, ADJUSTED FOR DIVESTITURES) O-I Consolidated O-I Plus Strategic JVs Expect full year 2023 demand to be down low to mid single digits reflecting de-stocking and macro pressures. New capacity will enable higher shipments in 2024. O-I EXPANSION PLAN: 2022 – 2024 • Enables ~ 600KT (5% - 6%) Growth • ~ $630M Investment, $110M EBIT Run Rate, ~ 20% IRR

8 BREAKTHROUGH INNOVATION CREATES A NEW PARADIGM FOR GLASS EXPAND RIGHT TO WIN WITH RAPID COLOR, SHAPE & SIZE CHANGES AGILE THROUGH ECONOMIC CYCLES & SEASONALITY SUPPLY CHAIN EFFICIENT WITH CO/NEAR LOCATION LOWER CAPITAL INTENSITY WITH EXTENDED ASSET LIFE GROW WITH THE MARKET WITH SCALABLE CAPACITY SUSTAINABLE PRODUCTION WITH LOWER EMISSIONS CONVENIENT PACKAGE WITH LOWER WEIGHT CONTAINER COST EFFICIENT WITH MORE VARIABLE COST STRUCTURE ENTER NEW MARKETS WITH SCALABILITY & LOWER CAPITAL

9 FIRST MAGMA GREENFIELD COMMISSIONING MID -2024 MAGMA MELTER Small, Incremental Growth, Flexibility, Sustainability PILOT FORMING MACHINE Quality, Efficiency SUSTAINABLE Gas-Oxy Combustion, Bio-Fuel Capable, Recycling Ecosystem, Efficient and Safe ULTRA Light-Weighting Capability, Sustainability MODULAR BATCH SYSTEM Fast and Agile for Greenfield Deployment DIGITALIZATION Industry 4.0, Smart Manufacturing, Integration CUSTOMER ENGAGEMENT CENTER Customer Intimacy, Collaborative Innovation NEAR-LOCATED Supply Chain Efficient in Heart of Bourbon Country SCALABLE Line 1 2024 (GEN 2) Line 2 2025 (GEN 3 Pilot) Line 3 Capable HIGH-PERFORMANCE OPERATIONS World Class Safety, Quality and Efficiency Bowling Green, KY MAGMA Greenfield First MAGMA Greenfield in Bowling Green, KY Will be a Showcase Plant See new MAGMA & ULTRA video at: More on Innovation at O-I: Documents, videos or information on our website or from other sites referenced here are expressly not incorporated by reference into this Presentation.

10 Increase recycled content to 50% average by 2030 SBTi target to reduce GHG emissions 25% by 2030 (interim target of 10% by 2025) Reach 40% renewable electricity use by 2030 and reduce total energy consumption by 9% Total external cullet by tons packed is 38% on average Reduced scope 1 & 2 emissions by 18% from 2017 base year 30% renewable energy use, a 16% increase from 2020 SUSTAINABILITY Solid Progress Towards Rigorous ESG Goals Gold Rating by EcoVadis ESG Regional Top-Rated by Sustainalytics Inclusion in America’s Most Responsible Companies by Newsweek RECENT RECOGNITION OUR COMMITMENT OUR 2022 PERFORMANCE More details in the appendix Documents, videos or information on our website or from other sites referenced here are expressly not incorporated by reference into this Presentation.

2023 KEY OBJECTIVES

All Key Initiatives At or Ahead of Schedule

PRIORITIES	2023 OBJECTIVES	2023 PROGRESS (as of 4/25/23)
MARGIN EXPANSION	▪ ≥ $150M net price realization (excl. margin expansion initiatives) ▪ ≥ $100M margin expansion initiative benefits	▲ $180M YTD net price realization ($159M excl. margin expansion initiatives) ▲ $37M YTD initiative benefits
PROFITABLE GROWTH	▪ Complete Canada and Colombia capacity expansion projects ▪ Advance Brazil, Peru and Scotland capacity expansion projects ▪ Advance first MAGMA greenfield in Bowling Green, KY	▲ Canada operational; Expect Colombia will be operational 2Q23 ▲ Initiated Brazil, Peru and Scotland expansion projects ▲ Bowling Green MAGMA Gen 2 Greenfield on track for mid-2024 go live
MAGMA/ ULTRA DEVELOPMENT	▪ Enable MAGMA commercialization: Gen 2 (mid-2024); Gen 3 (mid-2025) ▪ Successful ULTRA qualification in Colombia	▲ Gen 2 on track for start up mid-2024; Gen 3 development proceeding well ▲ ULTRA qualification in progress
ADVANCE ESG AND GLASS ADVOCACY	▪ Accelerate use of key tech. in GHG reduction roadmap/recycling initiatives ▪ Glass advocacy to prioritize B2B connections; ≥ 600M impressions @ 11x	▲ ~ 18% GHG reduction (vs 2017 baseline); Global Renewable Electricity ~ 30% ▲ 93M YTD digital impressions; 16M people engaged avg 6x each
IMPROVE CAPITAL STRUCTURE	▪ < 3.0x net debt leverage ratio at FYE23 (was 3.3x at FYE22)	▲ 3.2x YTD net debt leverage ratio at 1Q23 (3.3x total financial leverage ratio)

11

12 BUSINESS OUTLOOK SALES VOLUME GROWTH (TONS) ADJUSTED EBITDA ($M) aEPS CASH FLOW ($M) NET DEBT LEVERAGE RATIO 2Q23 ▼ LSD-MSD n/a $0.80 - $0.85 n/a n/a FY23 ▼ LSD-MSD > $1,470 $3.05 - $3.25 ≥ $175 FCF ≥ $475 aFCF < 3.0x Affirm 2Q23 Financial Guidance MOST RECENT 2023 GUIDANCE (as of 4/25/23) Constructive 2023 Business Outlook and Expect Continued Improvement in 2024 Expect Mid-Teens Global Segment Operating Profit Margins in 2023, Improving to High-Teens Over Time • EU: Stable at 20%+ Segment Profit Margins • AM: Improving From Low-teens to Mid-teens Segment Profit Margins

CAPITAL ALLOCATION PRIORITIES IMPROVE CAPITAL STRUCTURE ▲ < 3.0x leverage (2023) ▲ Glide path to ~ 2.5x leverage ▲ Elim. net unfunded pension #1 FUND PROFITABLE GROWTH ▲ $630M expansion program (2022-2024) ▲ Continued portfolio optimization #2 RETURN VALUE TO SHAREHOLDERS ▲ Anti-dilutive repurchases ▲ Evaluate additional repurchases ▲ Evaluate dividend #3 13

14 COMPELLING INVESTMENT THESIS CONCLUSION ▲ IMPROVING PERFORMANCE DRIVES CONSTRUCTIVE 2023 OUTLOOK ▲ CLEAR STRATEGY TO CREATE VALUE AND REDEPLOY CAPITAL ▲ DELIVERING ON KEY TRANSFORMATION INITIATIVES ▲ RESILIENCE AMID ELEVATED MACRO VOLATILITY ▲ O-I REPRESENTS AN ATTRACTIVE INVESTMENT OPPORTUNITY

APPENDIX

ESG GOALS AND PERFORMANCE

	OUR COMMITMENT	OUR PERFORMANCE
Emissions	SBTi target to reduce GHG emissions 25% by 2030 (interim target of 10% by 2025)	Scopes 1 & 2 reduction by 18% from 2017 base year
Energy	Reach 40% renewable electricity use by 2030 and reduce total energy consumption by 9%	Global renewable electricity volume was 30% for 2022, a 16% increase from 2020
Recycled Content	Increase recycled content to 50% average by 2030	Total external cullet by tons packed is 38% on average
Waste	Drive towards a "Zero Waste" organization	Developed Waste Sustainability Roadmap
Water	Reduce our global water usage 25% by 2030	Water risk screening using the WRI Aqueduct tool. Developed a Water Reduction Roadmap
Supply Chain Sustainability	Align our supply chain with our 2030 sustainability vision and goals	As of 2022, our in-scope, critical and strategic spend suppliers assessed by EcoVadis increased from 17% to 48%
R&D Transformation	Reinvent and reimagine glassmaking	Operating a MAGMA prototype, pilot, and manufacturing line.
Diversity, Equity & Inclusion	Increase all aspects of diversity, equity and inclusion across our team	Female representation in global O-I workforce was 17% in 2022
Health & Safety	Make a 50% improvement in our Total Recordable Incident Rate (TRIR) by 2030	The TRIR for O-I employees was 1.70 in 2022, a 40% decrease from 2019 base year
Social Impact	Make glass recycling available in 100% of our locations	96% of the communities in which our plants operate have access to glass recycling

Excerpts from O-I's Updated Sustainability Report Which is Available at O-I.com
Performance data is as of 2022.

16

17 SEGMENT FX IMPACT ON EARNINGS APPROXIMATE ANNUAL IMPACT ON FX RATES AT KEY POINTS EPS FROM 10% FX CHANGE Apr 24, AVG AVG 2023 1Q23 1Q22 EUR 0.31 EUR 1.10 1.08 1.09 MXN 0.07 MXN 17.98 18.42 20.28 BRL 0.03 BRL 5.04 5.14 4.95 COP 0.01 COP 4,478 4,683 3,876

18 NON-GAAP FINANCIAL MEASURES The company uses certain non-GAAP financial measures, which are measures of its historical or future financial performance that are not calculated and presented in accordance with GAAP, within the meaning of applicable SEC rules. Management believes that its presentation and use of certain non-GAAP financial measures, including adjusted earnings, adjusted earnings per share, free cash flow, adjusted free cash flow, adjusted EBITDA conversion, total financial leverage, net debt leverage, EBITDA, adjusted EBITDA and segment operating profit provide relevant and useful supplemental financial information that is widely used by analysts and investors, as well as by management in assessing both consolidated and business unit performance. These non-GAAP measures are reconciled to the most directly comparable GAAP measures and should be considered supplemental in nature and should not be considered in isolation or be construed as being more important than comparable GAAP measures. Adjusted earnings relates to net earnings attributable to the company, exclusive of items management considers not representative of ongoing operations and other adjustments because such items are not reflective of the company’s principal business activity, which is glass container production. Adjusted earnings are divided by weighted average shares outstanding (diluted) to derive adjusted earnings per share. Segment operating profit relates to earnings before interest income, interest expense, and provision (benefit) for income taxes and is also exclusive of items management considers not representative of ongoing operations as well as certain retained corporate costs and other adjustments. EBITDA refers to net earnings, excluding gains or losses from discontinued operations, interest expense, net, provision for income taxes, depreciation and amortization of intangibles. Adjusted EBITDA refers to EBITDA, exclusive of items management considers not representative of ongoing operations and other adjustments. Total financial leverage refers to the sum of total debt less cash, plus unfunded pension liability, plus the asbestos liability or Paddock liability divided by Adjusted EBITDA. Net debt leverage refers to total debt less cash divided by Adjusted EBITDA. Management uses adjusted earnings, adjusted earnings per share, segment operating profit, EBITDA, Adjusted EBITDA, total financial leverage and net debt leverage to evaluate its period-over-period operating performance because it believes these provide useful supplemental measures of the results of operations of its principal business activity by excluding items that are not reflective of such operations. The above non-GAAP financial measures may be useful to investors in evaluating the underlying operating performance of the company’s business as these measures eliminate items that are not reflective of its principal business activity. Further, free cash flow relates to cash provided by operating activities plus cash payments to fund the Paddock 524(g) trust and related expenses less cash payments for property, plant and equipment. Adjusted free cash flow relates to cash provided by operating activities plus cash payments to fund the Paddock 524(g) trust and related expenses less cash payments for property, plant and equipment plus cash payments for property, plant and equipment related to strategic or expansion projects. Adjusted EBITDA conversion relates to Adjusted EBITDA divided by adjusted free cash flow. Management has historically used free cash flow, adjusted free cash flow and adjusted EBITDA conversion to evaluate its period-over-period cash generation performance because it believes these have provided useful supplemental measures related to its principal business activity. It should not be inferred that the entire free cash flow or adjusted free cash flow amount is available for discretionary expenditures, since the company has mandatory debt service requirements and other non-discretionary expenditures that are not deducted from these measures. Management uses non-GAAP information principally for internal reporting, forecasting, budgeting and calculating compensation payments. The company routinely posts important information on its website – www.o-i.com/investors.

19 RECONCILIATION TO ADJUSTED EARNINGS

20 RECONCILIATION TO TOTAL FINANCIAL LEVERAGE For all periods after the last twelve-months ending March 31, 2023, the Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measure, total debt less cash plus unfunded pension liability plus the asbestos liability or Paddock liability divided by Adjusted EBITDA, to its most directly comparable U.S. GAAP financial measure, net earnings (loss), because management cannot reliably predict all of the necessary components of this U.S. GAAP financial measure without unreasonable efforts. Net earnings includes several significant items, such as restructuring, asset impairment and other charges, charges for the write-off of finance fees, and the income tax effect on such items. The decisions and events that typically lead to the recognition of these and other similar non-GAAP adjustments are inherently unpredictable as to if and when they may occur. The inability to provide a reconciliation is due to that unpredictability and the related difficulties in assessing the potential financial impact of the non-GAAP adjustments. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to the Company’s future financial results.

21 RECONCILIATION FOR ADJUSTED EBITDA CONVERSION

22 ADDITIONAL RECONCILIATIONS RECONCILIATION TO NET DEBT LEVERAGE RATIO RECONCILIATION TO ADJUSTED EBITDA For the year ending December 31, 2023, the Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measure, adjusted EBITDA, to its most directly comparable U.S. GAAP financial measure, net earnings, because management cannot reliably predict all of the necessary components of this U.S. GAAP financial measure without unreasonable efforts. Earnings before income taxes includes several significant items, such as restructuring, asset impairment and other charges, charges for the write-off of finance fees, and the income tax effect on such items. The decisions and events that typically lead to the recognition of these and other similar non-GAAP adjustments are inherently unpredictable as to if and when they may occur. The inability to provide a reconciliation is due to that unpredictability and the related difficulties in assessing the potential financial impact of the non-GAAP adjustments. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to the Company’s future financial results. RECONCILIATION TO SEGMENT OPERATING PROFIT For all periods after March 31, 2023, the Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measure, segment operating profit, to its most directly comparable U.S. GAAP financial measure, earnings before income taxes, because management cannot reliably predict all of the necessary components of this U.S. GAAP financial measure without unreasonable efforts. Earnings before income taxes includes several significant items, such as restructuring, asset impairment and other charges and charges for the write-off of finance fees. The decisions and events that typically lead to the recognition of these and other similar non-GAAP adjustments are inherently unpredictable as to if and when they may occur. The inability to provide a reconciliation is due to that unpredictability and the related difficulties in assessing the potential financial impact of the non-GAAP adjustments. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to the Company’s future financial results. For the year ending December 31, 2023, the Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measure, net debt leverage ratio, which is defined as total debt less cash divided by Adjusted EBITDA, to its most directly comparable U.S. GAAP financial measure, Net earnings, because management cannot reliably predict all of the necessary components of this U.S. GAAP financial measure without unreasonable efforts. Net earnings includes several significant items, such as restructuring, asset impairment and other charges, charges for the write-off of finance fees, and the income tax effect on such items. The decisions and events that typically lead to the recognition of these and other similar non-GAAP adjustments are inherently unpredictable as to if and when they may occur. The inability to provide a reconciliation is due to that unpredictability and the related difficulties in assessing the potential financial impact of the non-GAAP adjustments. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to the Company’s future financial results.

23 ADDITIONAL RECONCILIATIONS RECONCILIATION TO FCF & ADJUSTED FCF